UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2022 (July 6, 2022)

ACE Convergence Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39406	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1013 Centre Road, Suite 403S
Wilmington, DE	19805
(Address of principal executive offices)	(Zip Code)

(302) 633-2102

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one Warrant to purchase one Class A ordinary share	ACEVU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	ACEV	The Nasdaq Stock Market LLC
Warrants to purchase Class A ordinary shares	ACEVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amended and Restated Subscription Agreements

As previously announced, on March 16, 2022, ACE Convergence Acquisition Corp. (“ACE”) entered into Amended and Restated Subscription Agreements with Tempo Automation, Inc. (“Tempo Automation”) and certain investors (the “PIPE Investors”). ACE, after its domestication (the “Domestication”) as a Delaware corporation pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 13, 2021, by and among ACE, Tempo Automation and ACE Convergence Subsidiary Corp., is hereinafter referred to as “New Tempo,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

On July 6, 2022, ACE entered into Second Amended and Restated Subscription Agreements (the “Second A&R Subscription Agreements”) with each of the PIPE Investors. Pursuant to the Second A&R Subscription Agreements, among other things, the parties agreed to reduce the minimum Adjustment Period VWAP (as defined in the Second A&R Subscription Agreements) from $6.50 to $4.00. Additionally, ACE agreed (1) to issue 2,000,000 additional shares (the “PIPE Incentive Shares”) to the PIPE Investors on a pro rata basis as an incentive to subscribe for and purchase the shares under the Second A&R Subscription Agreements, (2) that if the Adjustment Period VWAP is less than $10.00 per share, the number of additional shares each PIPE Investor will be entitled to receive shall be (i) (A) (x) the number of shares issued to such PIPE Investor at the closing of the subscription and held by such PIPE Investor on the Measurement Date (as defined in the Second A&R Subscription Agreements), times (y) $10.00, minus the Adjustment Period VWAP, minus (B) the number of PIPE Incentive Shares, times the Adjustment Period VWAP, divided by (ii) the Adjustment Period VWAP, and (3) to issue additional shares of New Tempo common stock to each PIPE Investor in the event that the Additional Period VWAP (as defined below) is less than the Adjustment Period VWAP. In such case, each PIPE Investor will be entitled to receive a number of shares of New Tempo common stock equal to the lesser of (1) such PIPE Investor’s pro rata portion of 2,000,000 shares, and (2) (i) (A) (x) the number of shares issued to such PIPE Investor pursuant to such subscription agreement and held by such PIPE Investor on the last day of the 30 calendar day period ending on the date that is 15 months following the closing of the subscriptions (such 30 calendar day period, the “Additional Period”), times (y) the Adjustment Period VWAP, minus the average of the volume weighted average price of a share of New Tempo common stock determined for each of the trading days during the Additional Period (the “Additional Period VWAP”), minus (B) the number of PIPE Incentive Shares, times the Additional Period VWAP, divided by (ii) the Additional Period VWAP. Notwithstanding the foregoing, in the event that New Tempo consummates a strategic transaction during the 15-month period beginning on the closing date, then the measurement date for the issuance of such additional shares shall be one day prior to the closing date of such strategic transaction, and the Additional Period VWAP will be deemed to equal the price per share paid or payable to the holders of outstanding shares of New Tempo common stock in connection with such strategic transaction. If such price is payable in whole or in part in the form of consideration other than cash, the value of such consideration will be (a) with respect to any securities, (i) the average of the closing prices of the sales of such securities on all securities exchanges on which such securities are then listed, averaged over a period of 30 trading days ending on the day as of which such value is being determined and the 29 consecutive days preceding such day, or (ii) if the information contemplated by the preceding clause (i) is not practically available, then the fair value of such securities as of the date of valuation as determined in accordance with the succeeding clause (b), and (b) with respect to any other non-cash assets, the fair value thereof as of the date of valuation, as determined by an independent, nationally recognized valuation firm reasonably selected by New Tempo, on the basis of an orderly sale to a willing, unaffiliated buyer in an arm’s-length transaction, taking into account all factors determinative of value as the investment banking firm determines relevant (and giving effect to any transfer taxes payable in connection with such sale).

The foregoing description of the Second A&R Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Second A&R Subscription Agreements, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Sponsor Support Agreement

As previously announced, on October 13, 2021, ACE, Tempo Automation and certain other parties entered into a Sponsor Support Agreement (the “Original Sponsor Support Agreement” and, as amended, the “Sponsor Support Agreement”).

On July 6, 2022, in connection with the execution of the Second A&R Subscription Agreements, the parties to the Original Sponsor Support Agreement entered into an Amendment to Sponsor Support Agreement (the “SSA Amendment”), pursuant to which, among other things, certain Sponsors (as defined in the Sponsor Support Agreement, and, each, an “Earnout Sponsor”) agreed, immediately prior to the Domestication, to contribute, transfer, assign, convey and deliver to ACE an aggregate of 5,595,000 founder shares in exchange for an aggregate of 3,595,000 Class A ordinary shares of ACE (the “SSA Exchange”). Pursuant to the SSA Amendment, the Earnout Sponsors also agreed to subject an aggregate of 2,000,000 shares of New Tempo common stock (the “Sponsor Earnout Shares”) received in the SSA Exchange to certain earnout vesting conditions or, should such shares fail to vest, forfeiture to ACE for no consideration. On the earlier of (i) the date which is 15 months following the closing of the Business Combination and (ii) immediately prior to the closing of a strategic transaction, the Sponsor Earnout Shares will vest in an amount equal to (A) the number of Sponsor Earnout Shares, less (B) the number of Sponsor Earnout Shares, if any, issuable in the aggregate under the Second A&R Subscription Agreements. In the event of a strategic transaction, the holders of any vested Sponsor Earnout Shares will be eligible to participate in such strategic transaction with respect to such Sponsor Earnout Shares on the same terms, and subject to the same conditions, as the other holders of shares of New Tempo common stock generally.

The foregoing description of the SSA Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the SSA Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The shares of common stock of New Tempo or Class A ordinary shares of ACE that may be issued pursuant to the Second A&R Subscription Agreements and the Sponsor Support Agreement, respectively, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Additional Information and Where to Find It

Additional information about the proposed transaction (the “Tempo Transaction”) between Tempo Automation (collectively with its subsidiaries and pro forma for its acquisition of Compass AC Holdings, Inc. and Whizz Systems, Inc., “Tempo”) and ACE, including a copy of the Merger Agreement and investor presentation, was provided in a Current Report on Form 8-K filed by ACE with the U.S. Securities and Exchange Commission (the “SEC”) on October 14, 2021, and is available at www.sec.gov. In connection with the Tempo Transaction, ACE has filed a Registration Statement on Form S-4 (as it has been and may be amended or supplemented from time to time, the “Registration Statement”). The Registration Statement has been declared effective, and ACE has filed a post-effective amendment thereto. In advance of the vote by ACE’s shareholders with respect to the Tempo Transaction and other matters as described in the Registration Statement, ACE will mail a definitive proxy statement to its shareholders in connection with ACE’s solicitation of proxies for such vote. The Registration Statement also includes a prospectus relating to the offer of securities to be issued to Tempo stockholders in connection with the Tempo Transaction. The Registration Statement includes information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ACE’s shareholders in connection with the Tempo Transaction. ACE will also file other documents regarding the Tempo Transaction with the SEC. Before making any voting decision, investors and security holders of ACE and Tempo are urged to read the Registration Statement, the proxy statement/prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the Tempo Transaction as they become available because they will contain important information about the Tempo Transaction.

Investors and security holders can obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ACE through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by ACE may be obtained free of charge from ACE’s website at acev.io or by written request to ACE at ACE Convergence Acquisition Corp., 1013 Centre Road, Suite 403S, Wilmington, DE 19805.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination (the “Proposed Business Combination”) between Tempo Automation and ACE, including statements regarding the benefits of the Proposed Business Combination, the anticipated timing of the Proposed Business Combination, the services offered by Tempo and the markets in which it operates, and Tempo’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of ACE’s securities, (ii) the risk that the acquisition by Tempo Automation of each of Compass AC Holdings, Inc. and Whizz Systems, Inc. may not be completed in a timely manner or at all, (iii) the risk that the Proposed Business Combination may not be completed by ACE’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ACE, (iv) the failure to satisfy the conditions to the consummation of the Proposed Business Combination, including the receipt of the requisite approvals of ACE’s shareholders and Tempo’s stockholders, respectively, the satisfaction of the minimum trust account amount following redemptions by ACE’s public shareholders and the receipt of certain governmental and regulatory approvals, (v) the lack of a third party valuation in determining whether or not to pursue the Proposed Business Combination, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vii) the effect of the announcement or pendency of the Proposed Business Combination on Tempo’s business relationships, performance, and business generally, (viii) risks that the Proposed Business Combination disrupts current plans of Tempo and potential difficulties in Tempo employee retention as a result of the Proposed Business Combination, (ix) the outcome of any legal proceedings that may be instituted against Tempo or against ACE related to the agreement and plan of merger or the Proposed Business Combination, (x) the ability to maintain the listing of ACE’s securities on The Nasdaq Stock Market LLC, (xi) volatility in the price of ACE’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Tempo plans to operate, variations in performance across competitors, changes in laws and regulations affecting Tempo’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Business Combination, and identify and realize additional opportunities, (xiii) the risk of downturns in the highly competitive industry in which Tempo operates, (xiv) the impact of the global COVID-19 pandemic, (xv) the enforceability of Tempo’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (xvi) the ability of Tempo to protect the intellectual property and confidential information of its customers, (xvii) the risk of downturns in the highly competitive additive manufacturing industry, and (xviii) other risks and uncertainties described in ACE’s registration statement on Form S-1 (File No. 333-239716), which was originally filed with the SEC on July 6, 2020 (as amended, the “Form S-1”), ACE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 10, 2022 (the “Form 10-K”), and its subsequent Quarterly Reports on Form 10-Q. The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Form S-1, the Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement, the proxy statement/prospectus contained therein, and the other documents filed by ACE from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Tempo and ACE assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Tempo nor ACE gives any assurance that either Tempo or ACE, respectively, will achieve its expectations.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to ACE with respect to any of the foregoing, and this communication shall not form the basis of any contract, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Tempo Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

ACE and Tempo, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of ACE’s shareholders in respect of the Tempo Transaction. Information about the directors and executive officers of ACE is set forth in ACE’s Annual Report on Form 10-K for the year ended December 31, 2021. Additional information regarding the identity of all potential participants in the solicitation of proxies to ACE’s shareholders in connection with the proposed Tempo Transaction and other matters to be voted upon at the extraordinary general meeting, and their direct and indirect interests, by security holdings or otherwise, is set forth in ACE’s proxy statement. Investors may obtain such information by reading such proxy statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Second Amended and Restated Subscription Agreement
10.2	Amendment to Sponsor Support Agreement, dated as of July 6, 2022, by and among ACE Convergence Acquisition Corp., Tempo Automation, Inc. and the other parties thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE Convergence Acquisition Corp.
Date: July 8, 2022

	By:	/s/ Behrooz Abdi
Name: Behrooz Abdi
Title: Chief Executive Officer